Delaware
Investments(SM)
--------------------------------------
A member of Lincoln Financial Group(R)



GROWTH EQUITY


(Growth Equity Artwork)


Semiannual Report
2002




DELAWARE
U.S. Growth Fund





[Graphic Omitted] POWERED BY RESEARCH.(SM)

A Commitment
  to Our Investors

Experience
o Our seasoned investment professionals average 12 years experience, bringing a wealth of knowledge and expertise to our management team.
o We trace our origins to 1929 and opened our first mutual fund in 1938. Over the past 73 years, we have weathered a wide range of economic and market environments.

Performance
o We strive to deliver consistently good performance in all asset classes.
o We believe that hiring the best and the brightest in the industry, conducting fundamental research, and working in a disciplined investment process are essential to quality investment management.

Service
o We are committed to providing the highest standards of client service.
o You can count on quick and courteous service, easy access to information about your accounts, and hassle-free transaction processing.
o We make our funds available through financial advisors who can offer you individualized attention and valuable investment advice.

Diversification
o Our comprehensive family of funds gives you the opportunity to diversify your portfolio effectively.
o We offer mutual funds in virtually every asset class from domestic equity and fixed income to international securities.

Our commitments have earned us the confidence of discriminating institutional and individual investors. Delaware Management Company and its affiliates managed more than $85 billion in assets as of March 31, 2002.

Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

Mutual fund advisory services provided by Delaware Management Company, a series of Delaware Management Business Trust, which is a registered investment advisor.

(C)Delaware Distributors, L.P.



Table
  of Contents

Letter to Shareholders                                          1

Portfolio Management Review                                     2

At Delaware                                                     4

Performance Summary                                             5

Financial Statements

  Statement of Net Assets                                       6

  Statement of Operations                                       8

  Statements of Changes in Net Assets                           9

  Financial Highlights                                         10

  Notes to Financial Statements                                14

Letter                                                Delaware U.S. Growth Fund
  to Shareholders                                     May 14, 2002

Recap of Events
During the six months ended April 30, 2002, the economy showed signs of perking up after a brief and mild recession that appeared to end in November 2001. Ironically, that was the month in which the National Bureau of Economic Research officially declared that a recession had begun in March 2001.

In the first quarter of 2002, the U.S. economy grew an estimated 5.6% annualized rate as measured by gross domestic product (GDP). However, unemployment rates continued to rise and corporations struggled to resume steady and strong sales and earnings growth.

The Federal Reserve's aggressive actions throughout 2001, including 11 reductions to the fed funds interest rate, seem to be making their mark. It often takes nine months or longer for interest rate reductions to work their way through the economy. Therefore, it could still be a few months before the full impact of the 2001 rate cuts is felt. Meanwhile, investors are taking a wait-and-see attitude about corporate profits, and have become skeptical about corporate accounting practices in the aftermath of the Enron meltdown and questionable revelations elsewhere.

During the semiannual period ended April 30, 2002, Delaware U.S. Growth Fund successfully navigated ongoing challenges in the stock market, providing a return of +4.15% (Class A shares at net asset value with distributions reinvested). This compares favorably to the S&P 500's return of +2.31%, and to the Fund's peer group, the Lipper Large-Cap Growth Funds Average, which lost -0.87% during the period.

These rather tame six-month return figures mask the market's tremendous volatility, as investors vacillated between eager anticipation of economic revival and a lack of trust about corporate accounting activities.

Market Outlook
The stage is set for a market recovery, with the economy registering positive signs. But until corporations begin reporting or forecasting profit growth, and until investors see compelling reasons to begin buying stocks, we can expect more volatility, with limited potential for gains. Investors remain understandably skeptical in the wake of the Enron collapse and other corporate accounting and reporting uncertainties. Ultimately, we expect that steady economic growth, low inflation, low interest rates and high levels of productivity all point to improved profitability in the coming months.

In the fixed-income arena, yields on Treasury products are expected to remain low, but there continues to be strong yield potential among corporate bonds and mortgage-backed securities, particularly as the economic recovery appears slow enough not to precipitate any fed funds rate increases for a number of months.

Overall, we see a good number of opportunities in both the equity and fixed-income markets plus continued benefit from the broad diversification that the Fund offers. Thank you for your continued confidence in and commitment to Delaware Investments.

Sincerely,




/s/ Charles E. Haldeman, Jr.
--------------------------------------
Charles E. Haldeman, Jr.
Chairman,
Delaware Investments Family of Funds



/s/ David K. Downes
--------------------------------------
David K. Downes
President and Chief Executive Officer,
Delaware Investments Family of Funds

Total Return
For the period ended April 30, 2002                         Six Months

Delaware U.S. Growth Fund -- Class A Shares                   +4.15%
Standard & Poor's 500 Index                                   +2.31%
Lipper Large-Cap Growth Funds Average (847 funds)             -0.87%
--------------------------------------------------------------------------------
All performance shown above is at net asset value without the effect of sales charges and assumes reinvestment of all distributions. Performance information for all Fund classes can be found on page 5. The S&P 500 Index is an unmanaged composite of large-capitalization U.S. companies. The Lipper Large-Cap Growth Funds Average represents the average return of large-cap growth mutual funds tracked by Lipper (Source: Lipper Inc.). You cannot invest directly in an index. Past performance is not a guarantee of future results.

Portfolio                                             Delaware U.S. Growth Fund
  Management Review                                   May 14, 2002

Fund Manager
Francis Houghton
Senior Portfolio Manager

The Fund's Results
The past six months have been a period of changing tides in the stock market. Our fiscal year began auspiciously with stocks enjoying almost universal gains in November and December 2001, thereby recovering the ground lost immediately following September 11. In January 2002, when the Federal Reserve announced that the outlook for recovery had become more promising, it appeared that the economic environment would soon be more conducive to stock price appreciation.

Unfortunately, the news that the U.S. economy was emerging from recession quickly became overshadowed by concerns about the quality of companies' financial statements and anticipation of higher interest rates later this year. The remainder of our semiannual period was difficult, with the S&P 500 Index declining in January, February, and April.

Throughout the first four months of 2002, individual corporate earnings reports were the primary focus of the market. Equities posted solid gains in March, apparently anticipating that the first quarter "earnings season" would bring positive news from a broad range of companies. This outlook proved too optimistic. In April, when companies reported first quarter results and provided insight into future sales and earnings prospects, they often sought to reduce expectations about their future growth rates, or simply fell short of analysts' already reduced earnings estimates. Subsequent market performance in April was punishing.

Although most major indexes posted modest gains for the full six-month period, large-cap growth stocks, as measured by the Russell 1000 Growth Index, posted slight declines. We are pleased to report that Delaware U.S. Growth Fund performed well amid the shifting market environment, providing a return of +4.15% (Class A shares at net asset value with distributions reinvested). The Fund outperformed both its benchmark, the S&P 500 Index, which gained +2.31% and the Lipper Large-Cap Growth Funds Average, which lost -0.87%.

Portfolio Highlights
During the six-month period, we made some careful adjustments to Delaware U.S.Growth Fund. We increased our technology-related positions and slightly reduced our healthcare holdings, while increasing our exposure to retail, insurance, and electronics and electrical equipment stocks.

Strong stock selection throughout the period, particularly among consumer stocks, banking and finance, and technology, was the primary catalyst for Delaware U.S. Growth Fund's outperformance.

Consumer stocks rose over the past six months as many companies reported solid sales and earnings growth. Many consumer companies also raised their outlook for future earnings in anticipation of improved sales during the economic rebound. Kohl's, one of our top 10 holdings, and Best Buy each rose significantly during the period in response to sales and earnings gains.

The Fund's banking and finance sector, which represented 8.68% of the Fund's assets at the end of the six-month period, benefited from continued low interest rates and increased mortgage demand. During the period, we slightly reduced our exposure to this sector, anticipating that these companies may face greater challenges if interest rates increase later this year.

Technology was among the weakest performing sectors of the S&P 500 during the six months ended April 30, 2002. However, our stock selection in this area was strong. Among technology issues, Siebel Systems was one of the best performers, increasing almost 50%, as it bounced back from its low after the September 11 attacks. At the end of our semiannual period, our overall exposure to the technology sector was down from six months earlier, in terms of the portfolio's net assets. We are somewhat cautious about the technology sector because we have not yet seen evidence of increased capital spending that typically occurs in an economic recovery.

Though still one of our largest sector allocations, we reduced healthcare holdings from the start of our fiscal year. As of April 30, 2002, the Fund's healthcare and pharmaceuticals sector accounted for 8.54% of net assets. Genentech, previously a top 10 holding, performed poorly due to negative results for one of its developmental drugs. Two other healthcare companies, Baxter International and Abbott Laboratories were the Fund's two largest positions at period end, and each continued to perform well during the period.

The telecommunications sector suffered substantial declines during the past six months. We had only a small allocation to this sector, but our position in Sprint PCS did have a negative impact on our performance. The stock declined significantly after the company announced earnings that were below analysts' forecasts. We sold all of our Sprint PCS holdings in February, in response to the company's pessimistic outlook for the remainder of this year.

We also eliminated several other holdings from the portfolio, including Enron and General Dynamics. We had already begun to sell our Enron shares prior to the start of this fiscal year. We sold our small remaining position in mid-November and were able to avoid the full effect of the stock's loss. In March, we sold our holdings of General Dynamics at a profit. A top 10 holding at the start of this fiscal year, General Dynamics performed well as defense stocks appreciated in anticipation of increased defense spending. After we sold our holdings in April, the company announced that it had failed to win a lucrative long-term defense contract.

Outlook
We anticipate few changes in the economic environment in the near future. Although we believe that the downturn we experienced last year is at an end, and that companies will begin to see profits grow, several potential obstacles remain. It is possible that the Federal Reserve will reverse its low interest rate policy during the summer of 2002. At the same time, continuing upheaval in the Middle East might lead to higher oil prices. Both of these potentialities could hinder a substantial rebound in overall economic activity.

Given this outlook for the economy, we continue to seek out and hold companies that we think will be able to report continuous growth in sales and earnings. We look for companies with exceptional management teams, industry leadership, a solid earnings track record, strong balance sheets, and one or more catalysts that may lead to increased growth. We believe that such companies are likely to be strong performers in the current environment and over the long term.

Delaware U.S. Growth Fund
Top 10 Holdings
As of April 30, 2002

                                                                 Percentage of
Company                         Industry                        Total Net Assets
--------------------------------------------------------------------------------
  1. Baxter International       Healthcare/Devices                   4.16%
--------------------------------------------------------------------------------
  2. Abbott Laboratories        Healthcare & Pharmaceuticals         3.64%
--------------------------------------------------------------------------------
  3. Viacom                     Consumer Services                    3.35%
--------------------------------------------------------------------------------
  4. McKesson HBOC              Healthcare/Services                  3.26%
--------------------------------------------------------------------------------
  5. Kohl's                     Consumer Non-Durable/Retail          3.06%
--------------------------------------------------------------------------------
  6. Intel                      Technology/Hardware                  3.05%
--------------------------------------------------------------------------------
  7. Anadarko Petroleum         Energy                               3.03%
--------------------------------------------------------------------------------
  8. Transocean Sedco Forex     Energy                               2.83%
--------------------------------------------------------------------------------
  9. Wal-Mart Stores            Consumer Non-Durable/Retail          2.72%
--------------------------------------------------------------------------------
 10. Emerson Electric           Basic Industry & Capital Goods       2.37%
--------------------------------------------------------------------------------

At Delaware

Powered by Research

At Delaware Investments, our long history of asset management has taught us the importance of two key principles:

o  Astute security selection is essential when seeking a performance advantage.

o  Superior fundamental research is the key to astute security selection.

Using these core principles, we have built an organization that is Powered by Research. We believe our organization represents an effective model for conducting and capitalizing on independent fundamental research and analysis.

FIVE SPECIALIZED CENTERS OF EXPERTISE
While many organizations single handedly try to be all things across all investment disciplines, we at Delaware Investments have elected instead to decentralize and have structured ourselves into five distinct Centers of Expertise, each focused on a specific investment discipline:

o  U.S. growth equity

o  U.S. value equity

o  U.S. fixed income

o  International and global

o  U.S. structured equity products

Each Center of Expertise is led by a team of seasoned management professionals who embrace our belief in superior fundamental research.

THE INDEPENDENT RESEARCH ADVANTAGE
Each Center of Expertise is responsible for its own investment process and conducts its own independent research rather than rely on the one-size-fits-all recommendations of a single, centralized research team. We believe our decentralized approach offers us an independent research advantage:

Focused Expertise
Research is always conducted from the viewpoint of a specific asset-class discipline by the professionals best equipped to shape and evaluate it.

Direct Accountability
The people who do the research are the very same people who actually manage the investments and are accountable for the results.

Superior Security Selection
We believe this direct approach to fundamental research enables each Center of Expertise to uncover market inefficiencies and underappreciated securities that represent their discipline's most rewarding opportunities.

The Investor Advantage
Our experience has taught us that, despite ongoing change, knowledgeable investors will continue to need long-range investment plans that have well-defined objectives and diversified asset management. Delaware Investments has put in place the intellectual capital, infrastructure, and organizational commitment to deliver superior asset management to the discriminating investor.

For more information about the funds managed by each Center of Expertise and how they might fit into your long-term investment strategy, we encourage you to contact your financial advisor or call us at 800 523-1918.

Delaware eDelivery

WANT TO REDUCE PAPER CLUTTER?
You can receive these fund reports electronically instead of by U.S. mail. To sign up for Delaware eDelivery and get your fund documents online, go to www.delawareinvestments.com/edelivery.



[Graphic Omitted]
If you have questions or need assistance, contact our Shareholder Service Center via e-mail at service@delinvest.com or call 800 523-1918. Representatives are available Monday through Friday from 8:00 a.m. to 8:00 p.m., Eastern Time.

Delaware
  U.S. Growth Fund

Fund Basics
As of April 30, 2002
-------------------------------------------------
Fund Objective:
The Fund seeks maximum capital appreciation.
-------------------------------------------------
Total Fund Net Assets:
$191.13 million
-------------------------------------------------
Number of Holdings:
52
-------------------------------------------------
Fund Start Date:
December 3, 1993
-------------------------------------------------

Your Fund Manager:
Francis Houghton joined Delaware Investments in March 2000 as a result of the integration of Lynch & Mayer's investment personnel into Delaware. He has been managing the Fund since 1999. Prior to joining Lynch & Mayer in 1990, he was Chairman of BMI Capital, a Portfolio Manager at Neuberger & Berman and a Partner at Oppenheimer & Co., Inc. He received a BBA from Manhattan College and attended New York University Graduate School of Business Administration.

Nasdaq Symbols:
Class A  DUGAX
Class B  DEUBX
Class C  DEUCX

Fund Performance
Average Annual Total Returns
Through April 30, 2002                      Lifetime  Five Years     One Year
--------------------------------------------------------------------------------
Class A (Est. 12/3/93)
Excluding Sales Charge                      +10.30%      +8.65%      -17.79%
Including Sales Charge                       +9.53%      +7.37%      -22.51%
--------------------------------------------------------------------------------
Class B (Est. 3/29/94)
Excluding Sales Charge                       +9.97%      +7.89%      -18.32%
Including Sales Charge                       +9.97%      +7.63%      -22.41%
--------------------------------------------------------------------------------
Class C (Est. 5/23/94)
Excluding Sales Charge                      +10.79%      +7.96%      -18.36%
Including Sales Charge                      +10.79%      +7.96%      -19.18%
--------------------------------------------------------------------------------
Returns reflect the reinvestment of all distributions and any applicable sales charges as noted below. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.
Class B and C share results, excluding sales charges, assume either that contingent deferred sales charges did not apply or the investment was not redeemed. Past performance is not a guarantee of future results.

The Fund offers Class A, B, C, and Institutional Class shares. Class A shares are sold with a front-end sales charge of up to 5.75% and have an annual distribution and service fee of up to 0.35%.

Class B shares are sold with a contingent deferred sales charge that declines from 5% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of 1%.

Class C shares are sold with a contingent deferred sales charge of 1% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1%.

The average annual total returns for lifetime (since 12/3/93), five-year, and one-year periods ended April 30, 2002 for Delaware U.S. Growth Institutional Class were +10.16%, +8.98%, and -17.56%, respectively. Institutional Class shares were first made available on February 3, 1994 and are available without sales or asset-based distribution charges only to certain eligible institutional accounts.

An expense limitation was in effect for all share classes of Delaware U.S. Growth Fund during the periods shown. Performance would have been lower had the expense limitation not been in effect.

The performance table does not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Nasdaq Institutional Class symbol: DEUIX

Statement
  of Net Assets

                                                         Number of      Market
                                                          Shares        Value
Common Stock - 83.83%
Banking & Finance - 8.68%
   Alliance Capital Management ........................    46,700    $ 2,148,667
   Fannie Mae .........................................    25,300      1,996,929
   Freddie Mac ........................................    64,100      4,188,935
   Goldman Sachs Group ................................    20,000      1,575,000
   Household International ............................    46,600      2,716,314
   Washington Mutual ..................................   105,100      3,965,423
                                                                     -----------
                                                                      16,591,268
                                                                     -----------
Basic Industry & Capital Goods - 2.37%
   Emerson Electric ...................................    84,900      4,532,793
                                                                     -----------
                                                                       4,532,793
                                                                     -----------
Business Services - 6.37%
  +Cendant ............................................   170,100      3,060,099
  +Clear Channel Communications .......................    85,401      4,009,577
   Marsh & McLennan ...................................     5,800        586,264
   United Parcel Service Class B ......................    75,300      4,521,012
                                                                     -----------
                                                                      12,176,952
                                                                     -----------
Business Services/Media & Publishing - 0.64%
   Omnicom Group ......................................    14,000      1,221,360
                                                                     -----------
                                                                       1,221,360
                                                                     -----------
Consumer Non-Durable/Retail - 12.50%
   Anheuser Busch .....................................    46,200      2,448,600
  +Best Buy ...........................................    52,000      3,866,200
   Home Depot .........................................    80,900      3,751,333
  +Kohl's .............................................    79,400      5,851,780
  +Staples ............................................   138,800      2,771,836
   Wal-Mart Stores ....................................    92,900      5,189,394
                                                                     -----------
                                                                      23,879,143
                                                                     -----------
Consumer Services - 4.81%
   Marriott International Class A .....................    63,500      2,790,190
  +Viacom .............................................   136,000      6,405,600
                                                                     -----------
                                                                       9,195,790
                                                                     -----------
Energy - 7.18%
   Anadarko Petroleum .................................   107,700      5,796,414
   Schlumberger .......................................    46,200      2,529,450
   Transocean Sedco Forex .............................   152,167      5,401,929
                                                                     -----------
                                                                      13,727,793
                                                                     -----------
Healthcare & Pharmaceuticals - 8.54%
   Abbott Laboratories ................................   128,800      6,948,760
  +Alcon ..............................................    35,500      1,230,075
  +Amgen ..............................................    55,200      2,918,976
  +Genentech ..........................................    43,900      1,558,450
   Pfizer .............................................   100,600      3,656,810
                                                                     -----------
                                                                      16,313,071
                                                                     -----------

                                                      Delaware U.S. Growth Fund
                                                      April 30, 2002 (Unaudited)

                                                         Number of      Market
                                                          Shares        Value
Common Stock (continued)
Healthcare/Devices - 6.28%
   Baxter International                                   139,900    $ 7,960,310
  +Guidant                                                 27,500      1,034,000
   Medtronic                                               67,400      3,012,106
                                                                     -----------
                                                                      12,006,416
                                                                     -----------
Healthcare/Services - 3.26%
   McKesson HBOC                                          154,400      6,236,216
                                                                     -----------
                                                                       6,236,216
                                                                     -----------
Insurance - 4.63%
   ACE Limited                                             33,400      1,453,568
   Allstate                                                47,100      1,871,754
   Principal Financial Group                               93,900      2,610,420
   Prudential Financial                                    10,300        330,630
   XL Capital Limited Class A                              27,300      2,575,755
                                                                     -----------
                                                                       8,842,127
                                                                     -----------
Technology/Communications - 1.30%
  +Cisco Systems                                          170,000      2,490,500
                                                                     -----------
                                                                       2,490,500
                                                                     -----------
Technology/Hardware - 14.22%
   Agilent Technologies                                    55,000      1,652,750
  +Altera                                                 160,000      3,289,600
  +Analog Devices                                          49,100      1,814,736
  +Applied Materials                                      141,600      3,443,712
   Intel                                                  203,500      5,822,134
   Linear Technology                                       97,400      3,784,964
  +Sun Microsystems                                       249,400      2,040,092
   Texas Instruments                                      106,800      3,303,324
  +Xilinx                                                  53,400      2,016,384
                                                                     -----------
                                                                      27,167,696
                                                                     -----------
Technology/Software - 3.05%
  +Oracle                                                 215,200      2,160,608
  +Siebel Systems                                          85,200      2,060,988
  +Veritas Software                                        56,700      1,606,878
                                                                     -----------
                                                                       5,828,474
                                                                     -----------
Total Common Stock (cost $168,494,988)                               160,209,599
                                                                     -----------

Statement
   of Net Assets (continued)

                                                        Principal       Market
                                                          Amount        Value
Repurchase Agreements - 18.04%
With BNP Paribas 1.87% 5/1/02
   (dated 4/30/02, collateralized by
   $562,000 U.S. Treasury Notes 10.75%
   due 5/15/03, market value $637,746
   and $2,930,000 U.S. Treasury Notes
   11.125% due 8/15/03, market value
   $3,311,226 and $2,675,000 U.S.
   Treasury Notes 11.875% due 11/15/03,
   market value $3,181,956 and $2,675,000
   U.S. Treasury Notes 12.375% due
   5/15/04, market value $3,304,725
   and $2,983,000 U.S. Treasury Notes
   6.50% due 10/15/06, market
   value $3,240,143)                                  $13,377,500  $ 13,377,500
With J. P. Morgan Chase 1.80% 5/1/02
   (dated 4/30/02, collateralized by
   $7,546,000 U.S. Treasury Notes
   5.75% due 11/30/02, market
   value $7,890,059)                                    7,731,000     7,731,000
With UBS Warburg 1.87%% 5/1/02
   (dated 4/30/02, collateralized by
   $3,216,000 U.S. Treasury Notes
   5.375% due 6/30/03, market value
   $3,379,993 and $4,234,000
   U.S. Treasury Notes 12.375% due
   5/15/04, market value $5,229,529
   and $4,602,000 U.S. Treasury Notes
   7.25% due 8/15/04, market
   value $5,049,697)                                   13,377,500    13,377,500
                                                                   ------------
Total Repurchase Agreements
   (cost $34,486,000)                                                34,486,000
                                                                   ------------

Total Market Value of Securities - 101.87%
   (cost $202,980,988)                                              194,695,599
Liabilities Net of Receivables and
   Other Assets - (1.87%)                                            (3,565,913)
                                                                   ------------
Net Assets Applicable to 15,829,877
   Shares Outstanding - 100.00%                                    $191,129,686
                                                                   ============

                                                       Delaware U.S. Growth Fund

Net Asset Value - Delaware U.S. Growth Fund
   Class A ($68,987,443 / 5,613,996 Shares)                              $12.29
                                                                         ------
Net Asset Value - Delaware U.S. Growth Fund
   Class B ($63,742,232 / 5,588,914 Shares)                              $11.41
                                                                         ------
Net Asset Value - Delaware U.S. Growth Fund
   Class C ($15,428,817 / 1,248,303 Shares)                              $12.36
                                                                         ------
Net Asset Value - Delaware U.S. Growth Fund
   Institutional Class ($42,971,194 / 3,378,664  Shares)                 $12.72
                                                                         ------

Components of Net Assets at April 30, 2002:
Shares of beneficial interest (unlimited
   authorization - no par)                                         $241,765,372
Accumulated net investment loss                                        (707,323)
Accumulated net realized loss on investments                        (41,642,974)
Net unrealized depreciation of investments                           (8,285,389)
                                                                   ------------
Total net assets                                                   $191,129,686
                                                                   ============

+Non-income producing security for the period ended April 30, 2002.

Net Asset Value and Offering Price per Share -
   Delaware U. S. Growth Fund
Net asset value Class A (A)                                              $12.29
Sales charge (5.75% of offering price, or 6.10%
   of amount invested per share) (B)                                       0.75
                                                                         ------
Offering price                                                           $13.04
                                                                         ======

(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.

(B) See the current prospectus for purchases of $50,000 or more.

See accompanying notes

Statement                            Delaware U.S. Growth Fund
  of Operations                      Six Months Ended April 30, 2002 (Unaudited)




Investment Income:
  Dividends                                                $754,457
  Interest                                                  145,628  $  900,085
                                                           --------  ----------

Expenses:
  Management fees                                           643,404
  Dividend disbursing and transfer agent fees
    and expenses                                            617,958
  Distribution expenses - Class A                           106,782
  Distribution expenses - Class B                           334,945
  Distribution expenses - Class C                            79,132
  Accounting and administration expenses                     55,993
  Reports and statements to shareholders                     38,400
  Registration fees                                          30,000
  Professional fees                                          12,951
  Custodian fees                                              5,481
  Trustees' fees                                              5,200
  Taxes (other than taxes on income)                             30
  Other                                                      10,685   1,940,961
                                                           --------
  Less expenses absorbed or waived                                     (331,056)
  Less expenses paid indirectly                                          (2,497)
                                                                     ----------
  Total expenses                                                      1,607,408
                                                                     ----------
Net Investment Loss                                                    (707,323)
                                                                     ----------

Net Realized and Unrealized Gain (Loss) on Investments:
  Net realized loss on investments                                   (5,390,127)
  Net change in unrealized appreciation/depreciation
    of investments                                                   13,703,337
                                                                     ----------
Net Realized and Unrealized Gain on Investments                       8,313,210
                                                                     ----------

Net Increase in Net Assets Resulting from Operations                 $7,605,887
                                                                     ==========

See accompanying notes

Statements                                             Delaware U.S. Growth Fund
  of Changes in Net Assets

                                                        Six Months
                                                          Ended      Year Ended
                                                         4/30/02      10/31/01
                                                       (Unaudited)

Increase (Decrease) in Net Assets from Operations:
  Net investment loss                                    $(707,323) $(1,236,091)
  Net realized loss on investments                      (5,390,127) (35,994,764)
  Net change in unrealized appreciation/depreciation
    of investments                                      13,703,337   81,099,949
                                                      ------------ ------------
  Net increase (decrease) in net assets resulting
    from operations                                      7,605,887 (118,330,804)
                                                      ------------ ------------

Dividends and Distributions to Shareholders from:
  Net realized gain on investments:
    Class A                                                     --   (1,280,054)
    Class B                                                     --   (1,244,083)
    Class C                                                     --     (241,213)
    Institutional Class                                         --     (811,726)
                                                      ------------ ------------
                                                                --   (3,577,076)
                                                      ------------ ------------

Capital Share Transactions:
  Proceeds from shares sold:
    Class A                                              8,640,677   32,965,780
    Class B                                              6,218,462   30,609,816
    Class C                                              3,316,305   10,299,564
    Institutional Class                                  5,376,663   12,499,528

  Net asset value of shares issued upon reinvestment
    of dividends and distributions:
    Class A                                                     --    1,239,401
    Class B                                                     --    1,165,677
    Class C                                                     --      231,464
    Institutional Class                                         --      811,726
                                                      ------------ ------------
                                                        23,552,107   89,822,956
                                                      ------------ ------------
  Cost of shares repurchased:
    Class A                                             (9,354,287) (26,519,452)
    Class B                                             (7,542,329) (20,268,106)
    Class C                                             (3,405,932)  (6,108,939)
    Institutional Class                                 (6,541,360) (14,958,647)
                                                      ------------ ------------
                                                       (26,843,908) (67,855,144)
                                                      ------------ ------------
  Increase (decrease) in net assets derived from
    capital share transactions                          (3,291,801)  21,967,812
                                                      ------------ ------------

Net Increase (Decrease) in Net Assets                    4,314,086  (99,940,068)

Net Assets:
  Beginning of period                                  186,815,600  286,755,668
                                                      ------------ ------------
  End of period                                       $191,129,686 $186,815,600
                                                      ============ ============

See accompanying notes

Financial
  Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                           Delaware U.S. Growth Fund Class A

                                                           Six Months
                                                             Ended                              Year Ended
                                                           4/30/02(1)   10/31/01     10/31/00    10/31/99     10/31/98    10/31/97
                                                          (Unaudited)
Net asset value, beginning of period                         $11.800     $19.390      $15.310     $11.490      $16.650     $13.820

Income (loss) from investment operations:
Net investment loss(2)                                        (0.031)     (0.045)      (0.171)     (0.161)      (0.062)     (0.060)
Net realized and unrealized gain (loss) on investments         0.521      (7.314)       4.843       3.981        1.272       4.250
                                                             -------     -------      -------     -------      -------     -------
Total from investment operations                               0.490      (7.359)       4.672       3.820        1.210       4.190
                                                             -------     -------      -------     -------      -------     -------

Less dividends and distributions from:
Net realized gain on investments                                  --      (0.231)      (0.592)         --       (6.370)     (1.360)
                                                             -------     -------      -------     -------      -------     -------
Total dividends and distributions                                 --      (0.231)      (0.592)         --       (6.370)     (1.360)
                                                             -------     -------      -------     -------      -------     -------

Net asset value, end of period                               $12.290     $11.800      $19.390     $15.310      $11.490     $16.650
                                                             =======     =======      =======     =======      =======     =======

Total return(3)                                                4.15%     (38.36%)      30.84%      33.33%       10.52%      33.18%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                      $68,987     $66,897     $102,791     $37,771      $14,130      $6,933
Ratio of expenses to average net assets                        1.40%       1.46%        1.60%       1.86%        1.49%       1.44%
Ratio of expenses to average net assets prior to
  expense limitation and expenses paid indirectly              1.74%       1.70%        1.60%       1.86%        1.49%       1.44%
Ratio of net investment loss to average net assets            (0.49%)     (0.30%)      (0.87%)     (1.12%)      (0.52%)     (0.38%)
Ratio of net investment loss to average net assets
  prior to expense limitation and expenses paid indirectly    (0.83%)     (0.54%)      (0.87%)     (1.12%)      (0.52%)     (0.38%)
Portfolio turnover                                               49%         70%         111%        132%         135%        144%

(1) Ratios have been annualized and total return has not been annualized.

(2) The average shares outstanding method has been applied for per share information.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividend and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager.

See accompanying notes

Financial
  Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                           Delaware U.S. Growth Fund Class B

                                                           Six Months
                                                             Ended                              Year Ended
                                                           4/30/02(1)   10/31/01     10/31/00    10/31/99     10/31/98    10/31/97
                                                          (Unaudited)
Net asset value, beginning of period                         $10.990     $18.200      $14.500     $10.960      $16.260     $13.610

Income (loss) from investment operations:
Net investment loss(2)                                        (0.071)     (0.138)      (0.297)     (0.253)      (0.140)     (0.160)
Net realized and unrealized gain (loss) on investments         0.491      (6.841)       4.589       3.793        1.210       4.170
                                                             -------     -------      -------     -------      -------     -------
Total from investment operations                               0.420      (6.979)       4.292       3.540        1.070       4.010
                                                             -------     -------      -------     -------      -------     -------

Less dividends and distributions from:
Net realized gain on investments                                  --      (0.231)      (0.592)         --       (6.370)     (1.360)
                                                             -------     -------      -------     -------      -------     -------
Total dividends and distributions                                 --      (0.231)      (0.592)         --       (6.370)     (1.360)
                                                             -------     -------      -------     -------      -------     -------

Net asset value, end of period                               $11.410     $10.990      $18.200     $14.500      $10.960     $16.260
                                                             =======     =======      =======     =======      =======     =======

Total return(3)                                                3.82%     (38.79%)      29.91%      32.39%        9.62%      32.30%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                      $63,742     $62,658      $92,827     $25,938       $5,418      $1,653
Ratio of expenses to average net assets                        2.10%       2.16%        2.30%       2.56%        2.19%       2.14%
Ratio of expenses to average net assets prior to
  expense limitation and expenses paid indirectly              2.44%       2.40%        2.30%       2.56%        2.19%       2.14%
Ratio of net investment loss to average net assets            (1.19%)     (1.00%)      (1.57%)     (1.82%)      (1.22%)     (1.08%)
Ratio of net investment loss to average net assets
  prior to expense limitation and expenses paid indirectly    (1.53%)     (1.24%)      (1.57%)     (1.82%)      (1.22%)     (1.08%)
Portfolio turnover                                               49%         70%         111%        132%         135%        144%

(1) Ratios have been annualized and total return has not been annualized.

(2) The average shares outstanding method has been applied for per share information.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividend and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager.

See accompanying notes

Financial
  Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                           Delaware U.S. Growth Fund Class C

                                                           Six Months
                                                             Ended                              Year Ended
                                                           4/30/02(1)   10/31/01     10/31/00    10/31/99     10/31/98    10/31/97
                                                          (Unaudited)
Net asset value, beginning of period                         $11.910     $19.700      $15.650     $11.830      $17.020     $14.180

Income (loss) from investment operations:
Net investment loss(2)                                        (0.071)     (0.148)      (0.311)     (0.264)      (0.148)     (0.170)
Net realized and unrealized gain (loss) on investments         0.521      (7.411)       4.953       4.084        1.328       4.370
                                                             -------     -------      -------     -------      -------     -------
Total from investment operations                               0.450      (7.559)       4.642       3.820        1.180       4.200
                                                             -------     -------      -------     -------      -------     -------

Less dividends and distributions from:
Net realized gain on investments                                  --      (0.231)      (0.592)         --       (6.370)     (1.360)
                                                             -------     -------      -------     -------      -------     -------
Total dividends and distributions                                 --      (0.231)      (0.592)         --       (6.370)     (1.360)
                                                             -------     -------      -------     -------      -------     -------

Net asset value, end of period                               $12.360     $11.910      $19.700     $15.650      $11.830     $17.020
                                                             =======     =======      =======     =======      =======     =======

Total return(3)                                                3.78%     (38.78%)      29.95%      32.38%       10.04%      32.26%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                      $15,429     $14,959      $19,412      $6,682       $1,657        $252
Ratio of expenses to average net assets                        2.10%       2.16%        2.30%       2.56%        2.19%       2.14%
Ratio of expenses to average net assets prior to
  expense limitation and expenses paid indirectly              2.44%       2.40%        2.30%       2.56%        2.19%       2.14%
Ratio of net investment loss to average net assets            (1.19%)     (1.00%)      (1.57%)     (1.82%)      (1.22%)     (1.08%)
Ratio of net investment loss to average net assets
  prior to expense limitation and expenses paid indirectly    (1.53%)     (1.24%)      (1.57%)     (1.82%)      (1.22%)     (1.08%)
Portfolio turnover                                               49%         70%         111%        132%         135%        144%

(1) Ratios have been annualized and total return has not been annualized.

(2) The average shares outstanding method has been applied for per share information.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividend and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager.

See accompanying notes

Financial
  Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                        Delaware U.S. Growth Fund Institutional Class

                                                           Six Months
                                                             Ended                              Year Ended
                                                           4/30/02(1)   10/31/01     10/31/00    10/31/99     10/31/98    10/31/97
                                                          (Unaudited)
Net asset value, beginning of period                         $12.190     $19.970      $15.710     $11.750      $16.860     $13.940

Income (loss) from investment operations:
Net investment loss(2)                                        (0.012)         --       (0.111)     (0.118)      (0.027)     (0.010)
Net realized and unrealized gain (loss) on investments         0.542      (7.549)       4.963       4.078        1.287       4.290
                                                             -------     -------      -------     -------      -------     -------
Total from investment operations                               0.530      (7.549)       4.852       3.960        1.260       4.280
                                                             -------     -------      -------     -------      -------     -------

Less dividends and distributions from:
Net realized gain on investments                                  --      (0.231)      (0.592)         --       (6.370)     (1.360)
                                                             -------     -------      -------     -------      -------     -------
Total dividends and distributions                                 --      (0.231)      (0.592)         --       (6.370)     (1.360)
                                                             -------     -------      -------     -------      -------     -------

Net asset value, end of period                               $12.720     $12.190      $19.970     $15.710      $11.750     $16.860
                                                             =======     =======      =======     =======      =======     =======

Total return(3)                                                4.35%     (38.20%)      31.21%      33.79%       10.80%      33.57%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                      $42,971     $42,302      $71,726     $52,769      $28,606     $18,455
Ratio of expenses to average net assets                        1.10%       1.16%        1.30%       1.56%        1.19%       1.14%
Ratio of expenses to average net assets prior to
  expense limitation and expenses paid indirectly              1.44%       1.40%        1.30%       1.56%        1.19%       1.14%
Ratio of net investment loss to average net assets            (0.19%)      0.00%       (0.57%)     (0.82%)      (0.22%)     (0.08%)
Ratio of net investment loss to average net assets
  prior to expense limitation and expenses paid indirectly    (0.53%)     (0.24%)      (0.57%)     (0.82%)      (0.22%)     (0.08%)
Portfolio turnover                                               49%         70%         111%        132%         135%        144%

(1) Ratios have been annualized and total return has not been annualized.

(2) The average shares outstanding method has been applied for per share information.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividend and distributions at net asset value. Total investment return reflects a waiver and payment of fees by the manager.

See accompanying notes

Notes
  to Financial Statements

Delaware Group Adviser Funds (The "Trust") is organized as a Delaware business trust and offers one series, the Delaware U.S. Growth Fund (the "Fund"). The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Class A, Class B, Class C and Institutional Class shares. Class A shares are sold with a front-end sales charge of up to 5.75%. Class B shares are sold with a contingent deferred sales charge that declines from 5.00% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately 8 years after purchase. Class C shares are sold with a contingent deferred sales charge of 1%, if redeemed during the first 12 months. Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to a limited group of investors.

The investment objective of the Fund is to seek to maximize capital appreciation.

1. Significant Accounting Policies
The following accounting policies are in accordance with accounting principles generally accepted in the United States and are consistently followed by the Fund.

Security Valuation -- All equity securities are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange
(NYSE) on the valuation date. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will be used. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund's Board of Trustees.

Federal Income Taxes -- The Fund intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

Class Accounting -- Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements -- The Fund may invest in a pooled cash account along with other members of the Delaware Investments Family of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Fund's custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

                                                      Delaware U.S. Growth Fund
                                                      April 30, 2002 (Unaudited)


Use of Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other -- Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. The Fund declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, annually.

Certain expenses of the Fund are paid through commission arrangements with brokers. These transactions are done subject to best execution. The amount of these expenses was approximately $2,376 for the period ended April 30, 2002. In addition, the Fund receives earnings credits from its custodian when positive balances are maintained, which are used to offset custody fees. The earnings credits for the period ended April 30, 2002 were approximately $121. The expenses paid under the above arrangements are included in their respective expense captions on the Statement of Operations with the corresponding expense offset shown as "expenses paid indirectly".

2. Investment Management, Administration Agreements and Other Transactions with Affiliates
In accordance with the terms of its investment management agreement, the Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated daily at a rate of 0.65% on the first $500 million of average daily net assets of the Fund, 0.60% on the next $500 million, 0.55% on the next $1.5 billion, and 0.50% on average daily net assets in excess of $2.5 billion.

DMC has elected to waive that portion, if any, of its management fee and reimburse the Fund to the extent necessary to ensure that annual operating expenses, exclusive of taxes, interest, brokerage commissions, distribution fees, and extraordinary expenses, do not exceed 1.10% of average daily net assets of the Fund through December 31, 2002.

The Fund has engaged Delaware Service Company, Inc. (DSC), an affiliate of DMC, to provide dividend disbursing, transfer agent, accounting and administration services. The Fund pays DSC a monthly fee based on the number of shareholder accounts, shareholder transactions, and average net assets, subject to certain minimums.

Notes
  to Financial Statements (continued)

2. Investment Management, Administration Agreements and Other Transactions with Affiliates (continued)
Pursuant to a distribution agreement, the Fund pays Delaware Distributors, L.P.
(DDLP), the distributor and an affiliate of DMC, an annual fee not to exceed 0.35% of the average daily net assets of the Class A shares (currently set by the Board of Trustees at 0.30%) and 1.00% of the average daily net assets of the Class B and C shares. No distribution expenses are paid by Institutional Class shares.

At April 30, 2002 the Fund had liabilities payable to affiliates as follows:

  Investment management fee payable to DMC                   $59,208
  Dividend disbursing, transfer agent fees,
    accounting and other expenses payable to DSC             102,096
  Other expenses payable to DMC and affiliates               104,943

For the period ended April 30, 2002, DDLP earned $13,641 for commissions on sales of the Fund's Class A shares.

Certain officers of DMC, DSC and DDLP are officers and/or trustees of the Fund. These officers and trustees are paid no compensation by the Fund.

3. Investments
For the period ended April 30, 2002, the Fund made purchases of $88,684,812 and sales of $111,365,657 of investment securities other than U.S. government securities and short-term investments.

At April 30, 2002, the cost of investments for federal income tax purposes was $202,980,988. At April 30, 2002, net unrealized depreciation was $8,285,389 of which $9,410,750 related to unrealized appreciation of investments and $17,696,139 related to unrealized depreciation of investments.

4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. The tax character of dividends and distributions paid during the year ended 2001 was as follows:

  Long-term capital gain                                  $3,577,076

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. Such capital loss carryforwards expire as follows: $35,994,763 expires in 2009.

                                                       Delaware U.S. Growth Fund

5. Capital Shares
Transactions in capital shares were as follows:

                                                        Six Months
                                                          Ended      Year Ended
                                                         4/30/02      10/31/01
                                                       (Unaudited)
Shares sold:
  Class A                                                 676,954     2,121,050
  Class B                                                 523,262     2,097,322
  Class C                                                 257,133       679,852
  Institutional Class                                     408,204       826,035

Shares issued upon reinvestment of dividends
  and distributions:
  Class A                                                      --        68,988
  Class B                                                      --        69,384
  Class C                                                      --        12,711
  Institutional Class                                          --        43,925
                                                        ---------     ---------
                                                        1,865,553     5,919,267
                                                        ---------     ---------
Shares repurchased:
  Class A                                                (732,415)   (1,822,240)
  Class B                                                (635,775)   (1,565,355)
  Class C                                                (264,967)     (421,738)
  Institutional Class                                    (498,574)     (992,398)
                                                        ---------     ---------
                                                       (2,131,731)   (4,801,731)
                                                        ---------     ---------
Net increase (decrease)                                  (266,178)    1,117,536
                                                        =========     =========

6. Line of Credit
The Fund, along with certain other funds in the Delaware Investments Family of Funds (the "Participants"), participates in a $203,300,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each fund's allocation of the entire facility. The Participants may borrow up to a maximum of one-third of their net assets under the agreement. The Fund had no amounts outstanding as of April 30, 2002, or at any time during the six month period ended April 30, 2002.

Delaware Investments
  Family of Funds

--------------------------------------------------------------------------------
Complete information on any fund offered by Delaware Investments can be found in each fund's current prospectus. Prospectuses for all funds offered by Delaware Investments are available from your financial advisor. Please read the prospectus carefully before you invest or send money.
--------------------------------------------------------------------------------

Growth-Equity Group
Delaware American Services Fund
Delaware Growth Opportunities Fund
Delaware Select Growth Fund
Delaware Small Cap Growth Fund
Delaware Technology and Innovation Fund
Delaware Trend Fund
Delaware U.S. Growth Fund

Value-Equity Group
Delaware Decatur Equity Income Fund
Delaware Growth and Income Fund
Delaware REIT Fund
Delaware Small Cap Value Fund

International Group
(DIAL-Delaware International Advisers Ltd.)
Delaware Emerging Markets Fund
Delaware International Small Cap Value Fund
Delaware International Value Equity Fund
   (formerly Delaware International Equity Fund)

Blend Mutual Funds
Delaware Balanced Fund
Delaware Core Equity Fund
   (formerly Delaware Growth Stock Fund)
Delaware Devon Fund
Delaware Social Awareness Fund

Structured Equity Products Group
Delaware Diversified Growth Fund
Delaware Diversified Value Fund
Delaware Group Foundation Funds
   Delaware Balanced Allocation Portfolio
   Delaware Growth Allocation Portfolio
   Delaware Income Allocation Portfolio

Fixed Income Group
Corporate and Government
Delaware American Government Bond Fund
Delaware Corporate Bond Fund
Delaware Delchester Fund
Delaware Extended Duration Bond Fund
Delaware High-Yield Opportunities Fund
Delaware Limited-Term Government Fund
Delaware Strategic Income Fund

Money Market
Delaware Cash Reserve Fund
Delaware Tax-Free Money Fund

Municipal (National Tax-Exempt)
Delaware National High-Yield Municipal Bond Fund
Delaware Tax-Free Insured Fund
Delaware Tax-Free USA Fund
Delaware Tax-Free USA Intermediate Fund

Municipal (State-Specific Tax-Exempt)
Delaware Tax-Free Arizona Fund
Delaware Tax-Free Arizona Insured Fund
Delaware Tax-Free California Fund
Delaware Tax-Free California Insured Fund
Delaware Tax-Free Colorado Fund
Delaware Tax-Free Florida Fund
Delaware Tax-Free Florida Insured Fund
Delaware Tax-Free Idaho Fund
Delaware Minnesota High-Yield Municipal Bond Fund
Delaware Tax-Free Minnesota Fund
Delaware Tax-Free Minnesota Insured Fund
Delaware Tax-Free Minnesota Intermediate Fund
Delaware Tax-Free Missouri Insured Fund
Delaware Tax-Free New York Fund
Delaware Tax-Free Oregon Insured Fund
Delaware Tax-Free Pennsylvania Fund

Delaware
Investments(SM)
--------------------------------------
A member of Lincoln Financial Group(R)

This semiannual report is for the information of Delaware U.S. Growth Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current prospectus for Delaware U.S. Growth Fund and the Delaware Investments Performance Update for the most recently completed calendar quarter. The prospectus sets forth details about charges, expenses, investment objectives, and operating policies of the Fund. You should read the prospectus carefully before you invest. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Board of Trustees                          Affiliated Officers                      Contact Information
Charles E. Haldeman, Jr.                   William E. Dodge                         Investment Manager
Chairman                                   Executive Vice President and             Delaware Management Company
Delaware Investments Family of Funds       Chief Investment Officer, Equity         Philadelphia, PA
Philadelphia, PA                           Delaware Investments Family of Funds
                                           Philadelphia, PA                         International Affiliate
Walter P. Babich                                                                    Delaware International Advisers Ltd.
Board Chairman                             Jude T. Driscoll                         London, England
Citadel Constructors, Inc.                 Executive Vice President and
King of Prussia, PA                        Head of Fixed Income                     National Distributor
                                           Delaware Investments Family of Funds     Delaware Distributors, L.P.
David K. Downes                            Philadelphia, PA                         Philadelphia, PA
President and Chief Executive Officer
Delaware Investments Family of Funds       Richard J. Flannery                      Shareholder Servicing, Dividend
Philadelphia, PA                           President and Chief Executive Officer    Disbursing and Transfer Agent
                                           Delaware Distributors, L.P.              Delaware Service Company, Inc.
John H. Durham                             Philadelphia, PA                         2005 Market Street
Private Investor                                                                    Philadelphia, PA 19103-7094
Gwynedd Valley, PA
                                                                                    For Shareholders
Anthony D. Knerr                                                                    800 523-1918
Consultant
Anthony Knerr & Associates                                                          For Securities Dealers and Financial
New York, NY                                                                        Institutions Representatives Only
                                                                                    800 362-7500
Ann R. Leven
Former Treasurer/Chief Fiscal Officer                                               Web site
National Gallery of Art                                                             www.delawareinvestments.com
Washington, DC

Thomas F. Madison
President and Chief Executive Officer
MLM Partners, Inc.
Minneapolis, MN

Janet L. Yeomans
Vice President and Treasurer
3M Corporation
St. Paul, MN
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(6091)                                                       Printed in the USA
SA-101 [4/02] BUR 6/02                                                    J8215